Exhibit 99.1
Liberator Medical to Restate Financial Results for Non-Cash Adjustments
No Impact on Reported Revenues, Operating Income, Operating Expenses, Total Assets or Cash Position
STUART, Fla., Dec. 10, 2010 (GLOBE NEWSWIRE) — Liberator Medical Holdings, Inc. (OTCBB:LBMH) today announced that it would restate the Company’s previously issued unaudited financial statements for the interim periods ended December 31, 2009, March 31, 2010, and June 30, 2010, to comply with certain accounting guidance that became effective for the Company on October 1, 2009. The changes are to non-cash items and will not affect the Company’s reporting income, operating income, operating expenses, total assets, or cash position for the three quarters to be restated.
The restatement resulted from the Company’s reevaluation of the accounting treatment of certain convertible notes issued by the Company to a single investor in May and October 2008. The notes were converted into the Company’s common stock in May and October 2010, respectively. The notes contained embedded anti-dilution provisions that could have led to adjustments in the conversion price of the notes if the Company had issued additional shares of common stock or like securities at a price per share less than both the conversion price then in effect and $0.75, which the Company did not do at any time after the notes were issued.
Previously, the Company had concluded that these embedded anti-dilution provisions were indexed to the Company’s own stock under applicable accounting guidance and that changes in guidance effective for the Company commencing October 1, 2009, did not change the accounting treatment of the embedded conversion features. After reevaluating the accounting guidance and the Company’s accounting treatment of the embedded conversion features during its year-end audit process, the Company concluded that the embedded anti-dilution provisions were not indexed to the Company’s own stock and, therefore, were embedded derivative financial liabilities that require bifurcation and separate accounting.
Accordingly, the Company determined that it should have recorded a cumulative effect adjustment to the opening balance of retained earnings on October 1, 2009, and that thereafter it was required to adjust these embedded derivatives, as long as they existed, to fair value at each balance sheet date or interim period, recognize the changes in fair value as a non-cash charge or benefit to earnings, and record changes below income from operations in the Company’s statements of operations.
Mark Libratore, the Company’s President and CEO, commented, “Our philosophy has been to report all of the Company’s financial data very conservatively and comply with all generally accepted accounting principles. The Company’s financial position remains strong and we are pleased that all of the convertible notes relating to these changes no longer exist.”
The following is a summary of the effects that the restatement adjustments will have on the Company’s unaudited financial statements for each of the interim periods to be restated. The effects of the restatements presented are estimates that are subject to change based upon the Company’s final analysis and review of the adjustments.
As of and for the three months ended December 31, 2009 (dollars in thousands, except per share amounts):

		Cumulative
	As	Effect	Current
	Previously	Adjustment	Period	As
	Reported	as of 10/1/2009	Effect	Restated

Balance Sheet Data:

Current Assets	$12,697	$—	$—	$12,697

Total Assets	16,986	—	—	16,986

Current Liabilities	11,860	5,224	5,271	22,355

Total Liabilities	12,601	5,224	5,271	23,096

		Cumulative
	As	Effect	Current
	Previously	Adjustment	Period	As
	Reported	as of 10/1/2009	Effect	Restated

Additional Paid in Capital	11,820	(390)	—	11,430
Accumulated Deficit	(7,418)	(4,834)	(5,271)	(17,523)

Total Equity (Deficit)	$4,385	$(5,224)	$(5,271)	$(6,110)

	For the three months ended December 31, 2009
	As Previously	Current	As
	Reported	Period Effect	Restated

Statement of Operations Data:

Income from Operations	$1,160	$—	$1,160

Other Income (Expense):

Interest Expense	(243)	(173)	(416)
Change in fair value of derivative liabilities	—	(5,099)	(5,099)

Total Other Income (Expense)	(240)	(5,271)	(5,511)

Net Income (Loss)	$854	$(5,271)	$(4,417)

Basic Earnings (Loss) per Share	$0.03	$(0.16)	$(0.13)
Diluted Earnings (Loss) per Share	$0.02	$(0.15)	$(0.13)
As of and for the three and six months ended March 31, 2010 (dollars in thousands, except per share data):

		Cumulative
	As	Effect
	Previously	Adjustment as	Current	As
	Reported	of 10/1/2009	Period Effect	Restated

Balance Sheet Data:

Current Assets	$20,796	$—	$—	$20,796

Total Assets	26,524	—	—	26,524

Current Liabilities	12,697	5,224	5,503	23,424

Total Liabilities	14,405	5,224	5,503	25,132

Additional Paid in Capital	19,291	(390)	—	18,901
Accumulated Deficit	(7,161)	(4,834)	(5,503)	(17,498)

Total Equity (Deficit)	$12,119	$(5,224)	$(5,503)	$1,392

	For the three months			For the six months
	ended March 31, 2010			ended March 31, 2010
	As	Current		As	Current
	Previously	Period	As	Previously	Period	As
	Reported	Effect	Restated	Reported	Effect	Restated

Statement of Operations Data:

Income from Operations	$360	$—	$360	$1,521	$—	$1,521

Other Income (Expense):

Interest Expense	(229)	(173)	(402)	(472)	(345)	(817)
Change in fair value of derivative liabilities	—	(59)	(59)	—	(5,158)	(5,158)

Total Other Income (Expense)	(226)	(232)	(458)	(466)	(5,503)	(5,969)

Net Income (Loss)	$256	$(232)	$24	$1,111	$(5,503)	$(4,392)

Basic Earnings (Loss) per Share	$0.01	$(0.01)	$0.00	$0.03	$(0.16)	$(0.13)
Diluted Earnings (Loss) per Share	$0.01	$(0.01)	$0.00	$0.02	$(0.15)	$(0.13)
As of and for the three and nine months ended June 30, 2010 (dollars in thousands, except per share data):

		Cumulative
	As	Effect
	Previously	Adjustment as	Current	As
	Reported	of 10/1/2009	Period Effect	Restated

Balance Sheet Data:

Current Assets	$22,167	$—	$—	$22,167

Total Assets	28,436	—	—	28,436

Current Liabilities	9,898	5,224	(2,869)	12,253

Total Liabilities	10,531	5,224	(2,869)	12,886

Additional Paid in Capital	24,274	(390)	4,813	28,697
Accumulated Deficit	(6,364)	(4,834)	(1,944)	(13,142)

Total Equity (Deficit)	$17,905	$(5,224)	$(2,869)	$15,550

	For the three months			For the nine months
	ended June 30, 2010			ended June 30, 2010
	As	Current		As	Current
	Previously	Period	As	Previously	Period	As
	Reported	Effect	Restated	Reported	Effect	Restated

Statement of Operations Data:

Income from Operations	$942	$—	$942	$2,461	$—	$2,461

Other Income (Expense):

Interest Expense	(150)	(139)	(289)	(621)	(484)	(1,105)
Change in fair value of derivative liabilities	—	3,698	3,698	—	(1,459)	(1,459)

Total Other Income (Expense)	(142)	3,559	3,417	(607)	(1,944)	(2,551)

	For the three months			For the nine months
	ended June 30, 2010			ended June 30, 2010
	As	Current		As	Current
	Previously	Period	As	Previously	Period	As
	Reported	Effect	Restated	Reported	Effect	Restated

Net Income (Loss)	$798	$3,559	$4,357	$1,908	$(1,944)	$(36)

Basic Earnings (Loss) per Share	$0.02	$0.08	$0.10	$0.05	$(0.05)	$(0.00)
Diluted Earnings (Loss) per Share	$0.02	$0.06	$0.08	$0.04	$(0.04)	$(0.00)
Stay up-to-date with current events by visiting Liberator Medical’s website at www.liberatormedical.com or by joining the Company’s E-Mail Alert List. Join by clicking the following link www.LBMH-IR.com
About Liberator Medical Holdings, Inc.
Liberator Medical Holdings, Inc.’s subsidiary, Liberator Medical Supply, Inc., established the Liberator brand as a leading national direct-to-consumer provider of quality medical supplies to Medicare-eligible seniors. An Exemplary Provider(TM) accredited by The Compliance Team, its unique combination of marketing, industry expertise and customer service has demonstrated success over a broad spectrum of chronic conditions. Liberator is recognized for offering a simple, reliable way to purchase medical supplies needed on a regular, ongoing, repeat-order basis, with the convenience of direct billing to Medicare and private insurance. Liberator’s revenue primarily comes from supplying products to meet the rapidly growing requirements of general medical supplies, diabetes supplies, catheters, ostomy supplies and mastectomy fashions. Liberator communicates with patients and their doctors on a regular basis regarding prescriptions and supplies. Customers may purchase by phone, mail or internet, with repeat orders confirmed with the customer and shipped when needed.
Safe Harbor Statement
Certain statements in this press release that are not historical, but are forward-looking, are subject to known and unknown risks and uncertainties which may cause the Company’s actual results in future periods to be materially different from any future performance that may be suggested in this press release. Such risks and uncertainties may include, but are not limited to regulatory limitations on the medical industry in general, fluctuations in customer demand and commitments, fluctuation in quarterly results, introduction of new services and products, commercial acceptance and viability of new services and products, pricing and competition, reliance upon subcontractors and vendors, the timing of new technology and product introductions, the risk of early obsolescence of our products and the other factors listed under “Risks and Uncertainties” in our annual report on Form 10-K for the fiscal year ended September 30, 2009, and our other filings with the Securities and Exchange Commission. We assume no obligation to update the information contained in this news release.

CONTACT:	Wall Street Resources, Inc.
Individual Investor Relations Contact:
Gerald Kieft
772-219-7525
LiberatorIR@wallstreetresources.net
http://www.wallstreetresources.net

Littlebanc Advisors, LLC
Institutional Investor Contact:
Lyn Davis
561-948-3005
ld@littlebanc.com
www.littlebanc.com
Source: Liberator Medical Holdings, Inc.